SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                       SCHEDULE 14A--INFORMATION REQUIRED
                              IN A PROXY STATEMENT

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                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

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Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            NUWAVE Technologies, Inc.
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                (Name of Registrant as Specified in its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:
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      5)  Total fee paid:
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[ ]   Fee paid previously with preliminary materials.


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[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
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      2)  Form, Schedule or Registration Statement No:
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      3)   Filing Party:
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      4)  Date Filed:
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      It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the stockholders on or about November 9, 2001.


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                     [NUWAVE TECHNOLOGIES, INC. LETTERHEAD]



                                                                November 9, 2001




Dear Stockholder:

According to our latest records, we have not yet received your proxy for the Special Meeting of NUWAVE Technologies, Inc. on November 28, 2001. TIME IS RUNNING OUT! Your Board of Directors has recommended approval of the proposal to be considered at this meeting.

Your vote is important no matter how many or how few shares you may own. Whether
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or not you have already done so, please sign, date and return the enclosed proxy
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card today in the envelope provided or you may fax your proxy back to the firm
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assisting us Georgeson Shareholder at (212) 440-9009 and help your company avoid
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the expense of further solicitation.

For the reasons set forth in the Proxy Statement, it is very important that stockholders approve the proposal.

Thank you for your cooperation.


Very truly yours,


NUWAVE Technologies, Inc.
Board of Directors